Exhibit 99.1

Altimmune Announces $14 million Registered Direct Offering

March 8, 2019

GAITHERSBURG, Md., March 08, 2019 (GLOBE NEWSWIRE) -- Altimmune, Inc. (Nasdaq: ALT), a clinical-stage immunotherapeutics company, today announced it has entered into a purchase agreement with two institutional investors for the purchase of common units and pre-funded units for a combined total of 4,361,370 units in a registered direct offering, for expected gross proceeds of approximately $14 million before placement agent fees and other offering expenses payable by Altimmune. Today we disclosed in a Form 8-K cash, cash equivalents and restricted cash of approximately $34.4 million as of December 31, 2018,

Each common unit is being sold at a public offering price of $3.21 and consists of one share of common stock and 0.70 of a warrant to purchase one share of common stock at an exercise price of $3.21. Each pre-funded unit is being sold at a public offering price of $3.20 and consists of a pre-funded warrant to purchase one share of common stock at an exercise price of $0.01 per share and 0.70 of a warrant to purchase one share of common stock at an exercise price of $3.21. The public offering price of each pre-funded unit is equal to the public offering price of each common unit being sold to the public in this offering, minus $0.01. The pre-funded warrants will be immediately exercisable and may be exercised at any time until all of the pre-funded warrants are exercised in full. The other warrants will be exercisable immediately and will expire five years from the date of issuance. The terms of the warrants and the pre-funded warrants will be substantially the same as the terms of the warrants and the pre-funded warrants issued in connection with our registered direct offering completed October 10, 2018. For a summary of the material terms of the warrants and pre-funded warrants, please refer to Exhibit A attached to this press release.

The offering is expected to close on or about March 12, 2019, subject to customary closing conditions. Altimmune intends to use the net proceeds from this offering for the continued advancement of development activities for our product pipeline, strategic growth opportunities (including potential acquisitions and/or licensing transactions), and general working capital purposes.

Roth Capital Partners is acting as sole placement agent for the offering.

The securities described above are being offered by Altimmune pursuant to a registration statement on Form S-3 (File No. 333-217034) that was declared effective by the Securities and Exchange Commission (SEC) on April 6, 2017. A final prospectus supplement and an accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s web site at www.sec.gov. Copies of the final prospectus supplement and the accompanying prospectus relating to this offering may be obtained, when available, by contacting Roth Capital Partners, LLC, Attention: Equity Capital Markets, 888 San Clemente Drive, Suite 400, Newport Beach, California 92660, by telephone at (800) 678-9147 or e-mail at rothecm@roth.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Altimmune

Altimmune is a clinical-stage immunotherapeutics company focused on the development of products to stimulate robust and durable immune responses for the prevention and treatment of disease. NasoVAX, our influenza vaccine candidate, has unique characteristics that stimulate multiple arms of the immune system and offers the potential to stop infection and the spread of flu, while being easier to administer through an intranasal spray. NasoShield is a next-generation intranasal anthrax vaccine candidate that is intended to improve protection and safety while having favorable dosage and storage properties compared to other anthrax vaccines. HepTcell is a synthetic peptide immunotherapeutic candidate designed to break immune tolerance in chronic Hepatitis B infection. ALT-702, a TLR7/8 agonist, is an immuno-stimulant product candidate that has the potential to safely elicit or improve immune responses in a variety of tumor types. By leveraging the complementary attributes of our proprietary technology platforms, Altimmune is able to design and develop immunotherapeutic products tailored to address a wide range of disease indications including both acute and chronic infections and cancer.

Forward-Looking Statement

Any statements made in this press release relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the prospects for commercializing or selling any product or drug candidates, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Altimmune, Inc. (the “Company”) may identify forward-looking statements. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward looking statements or historical experience include risks and uncertainties, including risks relating to: our lack of financial resources and access to capital; clinical trials and the commercialization of proposed product candidates (such as marketing, regulatory, product liability, supply, competition, dependence on third parties and other risks); the regulatory approval process; dependence on intellectual property; the Company’s BARDA contract and other government programs, reimbursement and regulation. Further information on the factors and risks that could affect the Company’s business, financial conditions and results of operations are contained in the Company’s filings with the U.S. Securities and Exchange Commission, including under the heading “Risk Factors” in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, which are available at www.sec.gov.

Contacts

Vipin K. Garg, Ph.D. President and CEO Phone: 919-434-6643 Email: vgarg@altimmune.com	Ashley R. Robinson Managing Director LifeSci Advisors Phone: 617-535-7742 Email: arr@lifesciadvisors.com

Exhibit A

Pre-Funded Warrants

The following summary of certain terms and provisions of the Pre-funded Warrants included in the Pre-funded Units to be offered by the Company is not complete and is subject to, and qualified in its entirety by, the provisions of the Pre-funded Warrant, the form of which will be filed as an exhibit to our current report on Form 8-K to be filed with the SEC. Prospective investors should carefully review the terms and provisions of the form of Pre-funded Warrant for a complete description of the terms and conditions of the Pre-funded Warrants.

Duration and Exercise Price

Each Pre-funded Warrant to be offered by the Company will have an initial exercise price per share equal to $0.01. The Pre-funded Warrants will be immediately exercisable and may be exercised at any time until the Pre-funded Warrants are exercised in full. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price. The Pre-funded Warrants will be issued separately from the accompanying Warrants included in the Pre-funded Units.

Exercisability

The Pre-funded Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of a Pre-funded Warrant to the extent that the holder would own more than 4.99% of the outstanding common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Pre-funded Warrants up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-funded Warrants. Purchasers of Pre-funded Units in this offering may also elect prior to the issuance of the Pre-funded Units to have the initial exercise limitation set at 9.99% of our outstanding common stock.

Cashless Exercise

If, at the time a holder exercises its Pre-funded Warrants, a registration statement registering the issuance of the shares of common stock underlying the Pre-funded Warrants under the Securities Act of 1933, as amended, or the Securities Act, is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Pre-funded Warrants.

Transferability

Subject to applicable laws, a Pre-funded Warrant may be transferred at the option of the holder upon surrender of the Pre-funded Warrant to us together with the appropriate instruments of transfer.

Fractional Shares

No fractional shares of common stock will be issued upon the exercise of the Pre-funded Warrants. Rather, the number of shares of common stock to be issued will be rounded to the nearest whole number.

Trading Market

There is no trading market available for the Pre-funded Warrants on any securities exchange or nationally recognized trading system. The common stock issuable upon exercise of the Pre-funded Warrants is currently listed on the Nasdaq Global Market.

Right as a Stockholder

Except as otherwise provided in the Pre-funded Warrants or by virtue of such holder’s ownership of shares of our common stock, the holders of the Pre-funded Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, until they exercise their Pre-funded Warrants.

Fundamental Transaction

In the event of a fundamental transaction, as described in the Pre-funded Warrants and generally including any reorganization, recapitalization or reclassification of our common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of at least 50% of our outstanding common stock, or any person or group becoming the beneficial owner of at least 50% of the voting power represented by our outstanding common stock, the successor entity will assume the Pre-funded Warrant, unless the fundamental transaction is an all-cash sale, in which case we or the successor entity may purchase the Pre-funded Warrants according to a formula set forth in the Pre-funded Warrants based on a Black-Scholes option pricing model (the “Option Value”).

Warrants for Common Stock

The following summary of certain terms and provisions of the Warrants included in the Common Units and the Pre-funded Units to be offered by the Company is not complete and is subject to, and qualified in its entirety by, the provisions of the Warrants, the form of which will be filed as an exhibit to our current report on Form 8-K to be filed with the SEC. Prospective investors should carefully review the terms and provisions of the form of Warrant for a complete description of the terms and conditions of the Warrants.

Duration and Exercise Price

Each Warrant included in the Common Units and the Pre-funded Units to be offered by the Company will have an initial exercise price of $3.21 per share. The Warrants will be immediately exercisable and will expire on the fifth anniversary of the original issuance date. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price. The Warrants will be issued separately from the common stock included in the Common Units, or the Pre-funded Warrants included in the Pre-funded Units, as the case may be. 0.70 of a Warrant to purchase one share of our common stock will be included in each Common Unit or Pre-funded Unit to be purchased in this offering.

Cashless Exercise

If, at the time a holder exercises its Warrants, a registration statement registering the issuance of the shares of common stock underlying the Warrants under the Securities Act is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Warrants.

Exercisability

The Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as discussed above). A holder (together with its affiliates) may not exercise any portion of a Warrant to the extent that the holder would own more than 4.99% of the outstanding common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Warrants up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. Purchasers of Warrants to be offered by the Company may also elect prior to the issuance of Warrants to have the initial exercise limitation set at 9.99% of our outstanding common stock.

Fractional Shares

No fractional shares of common stock will be issued upon the exercise of the Warrants. Rather, the number of shares of common stock to be issued will be rounded to the nearest whole number.

Transferability

Subject to applicable laws, a Warrant may be transferred at the option of the holder upon surrender of the Warrant to us together with the appropriate instruments of transfer.

Exchange Listing

We do not intend to list the Warrants on any securities exchange or nationally recognized trading system. The common stock issuable upon exercise of the Warrants is currently listed on The Nasdaq Global Market.

Right as a Stockholder

Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of shares of our common stock, the holders of the Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, until they exercise their Warrants.

Fundamental Transaction

In the event of a fundamental transaction, as described in the Warrants and generally including any reorganization, recapitalization or reclassification of our common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of at least 50% of our outstanding common stock, or any person or group becoming the beneficial owner of at least 50% of the voting power represented by our outstanding common stock, the successor entity will assume the Warrant, unless (i) the fundamental transaction is an all-cash sale, in which case we or the successor entity may purchase the Warrants according to a formula set forth in the Warrants based on the Option Value, or (ii) the holder of the Warrant elects to receive the Option Value of such Warrant. If the fundamental transaction was not within our control, the holders of the Warrants will be entitled only to receive the same kind and amount of consideration that is being offered and paid to the holders of our common stock in connection with the fundamental transaction, at the Option Value of the unexercised portion of the Warrant.

Source: Altimmune, Inc.